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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                  AMENDMENT NUMBER 1
                                          TO
                                       FORM 8-K


                                    CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




    Date of Report (Date of earliest event reported): July 7, 1997


                                   EAGLEMARK, INC.
                (Exact name of registrant as specified in its charter)



Nevada                               333-21793                   88-0292891
(State or other jurisdiction   (Commission File Number)   (IRS Employer
incorporation)                                            Identification Number)

    4150 Technology Way
    Carson City, Nevada                                        89706
    (Address of principal executive offices)                   (Zip Code)

                                    (702) 885-1200
                 (Registrant's telephone number, including area code)

                                    Not Applicable
            (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

    The registrant is filing a term sheet relating to the Harley-Davidson Eaglemark Motorcycle Trust 1997-2 Harley-Davidson Motorcycle Contract Backed Securities under Item 7(c).

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a)    Financial Statements:    None

  (b)    Pro Forma Financial Information:    None

  (c)    Exhibits:

EXHIBIT NO.                            DOCUMENT
    99        Term Sheet

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                                      SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             EAGLEMARK, INC.



                             By: /s/ Donna F. Zarcone
                                ------------------------------------------
                                Donna F. Zarcone
                                Vice President and Chief Financial Officer




July 8, 1997

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                                    EXHIBIT INDEX




EXHIBIT NO.             DOCUMENT                                     PAGE

   99                   Term Sheet